UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 4, 2026
Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
343 Allerton Ave.
South San Francisco, California 94080
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 4, 2026, Vistagen Therapeutics, Inc. (the “Company”) received an extension notification (the “Extension Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market, LLC (“Nasdaq”) granting the Company a 180-day extension, until February 1, 2027 (the “Extension Period”), to regain compliance with the requirement for the Company’s common stock, par value $0.001 per share (“Common Stock”), to maintain a minimum bid price of $1.00 per share for continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

The Extension Notice has no immediate effect on the continued listing status of the Company's Common Stock on the Nasdaq Capital Market, and the Company’s listing remains fully effective.

As previously disclosed in the Company’s Current Report on Form 8-K, filed on February 6, 2026, the Company was notified by Nasdaq that its Common Stock failed to meet the Minimum Bid Price Requirement for a period of 30 consecutive business days. As of the date of this Report, the Company has not yet regained compliance with the Minimum Bid Price Requirement, and instead advised Nasdaq of its intent to cure the deficiency within the Extension Period.

If the Company does not regain compliance with the Minimum Bid Price Requirement within the Extension Period, Nasdaq will provide written notification to the Company that its Common Stock will be subject to delisting, at which time the Company may appeal Nasdaq’s delisting determination to a Nasdaq Hearing Panel (the “Panel”). There can be no assurance that, if the Company does need to appeal a Nasdaq delisting determination to the Panel, such appeal would be successful.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: August 5, 2026	By:	/s/ Shawn K. Singh
Shawn K. Singh President and Chief Executive Officer